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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  DISCAS, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                                   06-1175400
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(State or incorporation or organization)    (I.R.S. Employer Identification No.)


        567-1 SOUTH LEONARD STREET, WATERBURY, CT           06708
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 (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                    Name of each exchange of which
     to be so registered                    each class is to be registered

Common Stock $.0001 par Value                    Boston Stock Exchange
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Redeemable Common Stock Purchase Warrants        Boston Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:


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                       (Title of class)


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                       (Title of class)



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                             FORM 8-A DISCAS, INC.


ITEM  1.    Description of Registrant's Securities to be Registered.

      Incorporated by reference from Registrant's Amendment No. 1 to Registration Statement on Form SB-2, file number 333-26543, filed July 2, 1997.

ITEM  2.    Exhibits.

      1. Amended and Restated Certificate of Incorporation of Registrant - incorporated by reference from Exhibit 3.1 to Registrant's Registration Statement on Form SB-2, filed May 6, 1997.

      2. Amended and Restated Bylaws of Registrant - incorporated by reference from Exhibit 3.2 to Registrant's Statement on Form SB-2, filed May 6, 1997.

      3.    Form of Common Stock Certificate - incorporated by reference from
Exhibit 4.1 to Registrant's Registration Statement on Form SB-2, filed May 6, 1997.

      4. Form of Warrant Agreement between the Registrant and American Stock Transfer & Trust Company - incorporated by reference from Exhibit 4.2 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2, filed July 2, 1997.

      5. Form of Common Stock Purchase Warrant - incorporated by reference from Exhibit 4.3 to Amendment No. 1 to Registrant's Registration Statement on Form SB-2, filed July 2, 1997.




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                                   SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

July 14, 1997


                                     DISCAS, INC.


                                     /s/ Patrick A. DePaolo, Sr.
                                     -----------------------------------
                                     By:  Patrick A. DePaolo, Sr.
                                          President & Chief Executive Officer